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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Critical Path, Inc. of our report dated March 17, 2000 relating to the consolidated financial statements of Critical Path, Inc., which appears in Critical Path, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP
San Francisco, California
June 29, 2000